Exhibit 99.1
FORM OF INSTRUCTIONS AS TO USE OF HC2 HOLDINGS, INC. RIGHTS CERTIFICATE
PLEASE CONSULT OKAPI PARTNERS LLC, THE INFORMATION AGENT, YOUR BANK OR BROKER AS TO ANY QUESTIONS..
The following instructions relate to a rights offering (the “Rights Offering”) by HC2 Holdings, Inc., a Delaware corporation (the “Company”), to the holders of record of its common stock, par value $0.001 per share (the “Common Stock”), and its Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock”), and Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock and the Series A-2 Preferred Stock, the “Preferred Stock”), that are entitled to participate in dividend distributions to holders of the Common Stock, as described in the Company’s Base Prospectus, dated September 9, 2020 (the “Base Prospectus”) and the Prospectus Supplement, dated October 7, 2020 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”). Each holder of Common Stock and Preferred Stock as of 5:00 p.m., New York City time, on October 2, 2020 (the “Record Date”) will receive transferable subscription rights (the “Rights”) to purchase shares of Common Stock.
In the rights offering, the Company is offering up to an aggregate of 28,634,361 shares of its Common Stock pursuant to the Prospectus. The Rights may be exercised at any time during the subscription period, which commences on October 7, 2020 and ends at 5:00 p.m., New York City Time, on November 20, 2020, unless extended in the sole discretion of the Company, including to provide additional time for the Company’s stockholders to approve an increase to the number of authorized shares of the Common Stock to 250 million shares (as it may be extended, the “Expiration Date”). After the Expiration Date, unexercised Rights will be null and void.
As described in the Prospectus, each holder of shares of Common Stock and Preferred Stock is entitled to one Right for each share of Common Stock and each share of Preferred Stock owned by such holder on the Record Date, evidenced by transferable Rights certificates (the “Rights Certificates”). Each Right allows the holder thereof to subscribe (the “Basic Subscription Privilege”) at the cash price of $2.27 per share (the “Subscription Price”) for 0.5462 shares of Common Stock. The Rights are described in the Prospectus.
The Company will not be required to issue shares of Common Stock to you if Computershare Trust Company, N.A. (the “Subscription Agent”) receives your Rights Certificate or your subscription payment after that time. The Company has the option to extend the Rights Offering by giving oral or written notice to the Subscription Agent before the Rights Offering expires in the Company’s sole discretion. If the Company elects to extend the Rights Offering, the Company will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day after the most recently announced Expiration Date of the Rights Offering.

The Company will not issue fractional Rights in the Rights Offering. Instead, the number of Rights distributed will be rounded to the nearest whole number, with such adjustments as may be necessary to ensure that if all Rights are exercised, the gross proceeds to the Company from the Rights Offering will equal $65 million. Rights may only be exercised in aggregate for whole numbers of shares of Common Stock; no fractional shares of the Common Stock will be issued in the Rights Offering. Any fractional shares of the Common Stock created by the exercise of the Rights will be rounded down to the nearest whole share. A minimum of two Rights will be required to purchase one share of Common Stock. Stockholders who are entitled to receive less than two Rights on a pro rata basis will be distributed two Rights in the Rights Offering. Any excess subscription payments received by the Subscription Agent in respect of fractional shares will be returned promptly after the expiration of the Rights Offering, in the manner in which made, without interest or deduction.
In addition, Rights holders that exercise their Basic Subscription Privilege also will be eligible to subscribe (the “Oversubscription Privilege”) at the same cash price of $2.27 per share up to that number of shares of Common Stock that are offered in the Rights Offering but are not purchased by the other Rights holders under their Basic Subscription Privilege. If an insufficient number of shares is available to fully satisfy the Oversubscription Privilege requests, the available shares will be sold pro rata, after eliminating all fractional shares, among Rights holders who exercised their Oversubscription Privilege based on the number of shares each Rights holder subscribed for under the Basic Subscription Privilege.
You may exercise your Oversubscription Privilege only if you have exercised your Basic Subscription Privilege in full and other holders of Rights do not exercise their Basic Subscription Privileges in full. If there are not enough shares of Common Stock to satisfy all subscriptions made under the Oversubscription Privilege, the Company will allocate the remaining shares of Common Stock pro rata, after eliminating all fractional shares, among those oversubscribing Rights holders. For purposes of determining if you have fully exercised your Basic Subscription Privilege, the Company will consider only the Basic Subscription Privilege held by you in the same capacity.
The Company may cancel or terminate the Rights Offering in its sole discretion at any time on or before the expiration of the Rights Offering for any reason (including, without limitation, a change in the market price of the Common Stock). The Company also reserves the right to amend the terms of the Rights Offering.
The number of Rights to which you are entitled is printed on the face of your Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Rights Certificate and returning the Rights Certificate to the Subscription Agent pursuant to the procedures described in the Prospectus.
YOUR RIGHTS CERTIFICATE AND SUBSCRIPTION PRICE PAYMENT FOR ALL SHARES OF COMMON STOCK, BY PERSONAL CHECK, MUST BE ACTUALLY RECEIVED BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED THE BASIC SUBSCRIPTION RIGHT AND THE OVER-SUBSCRIPTION RIGHT, SUCH EXERCISE MAY NOT BE REVOKED. RIGHTS NOT VALIDLY EXERCISED PRIOR

TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT VALUE. IN CASE YOU HOLD RIGHTS THROUGH A BROKER OR OTHER NOMINEE, YOU SHOULD VERIFY WITH YOUR BROKER OR NOMINEE BY WHEN YOU MUST DELIVER YOUR INSTRUCTION.
1.Method of Subscription—Exercise of Rights. To exercise Rights, complete your Rights Certificate and send your properly completed and executed Rights Certificate, with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege and, if applicable, notice of guaranteed delivery, to the Subscription Agent, so that it will be actually received by the Subscription Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will hold all funds it receives in a segregated bank account until completion of the Rights Offering. PLEASE DO NOT SEND RIGHTS CERTIFICATES OR PAYMENTS TO THE COMPANY. Your payment of the subscription price must be made in U.S. dollars for the full number of shares of common stock you are subscribing for by wire transfer of immediately available funds or personal check drawn upon a United States bank payable to the subscription agent. Cashier’s checks, money orders and certified checks will not be accepted.
The method of delivery of the Rights Certificate and the payment of the Subscription Price to the Subscription Agent is at your election and risk.
If you are a beneficial owner of Common Stock that is registered in the name of a broker, dealer, bank or other nominee, you will need to coordinate exercises of Rights through your broker, dealer, bank or other nominee in order for them to transmit payment to the Subscription Agent.
2.Acceptance of Payments. Payments will be deemed to have been received by the Subscription Agent only upon the clearance of (i) wire transfer of immediately available funds or (ii) a personal check drawn on a U.S. bank payable to “Computershare Trust Company, N.A., as subscription agent for HC2 Holdings, Inc.” Funds paid by uncertified personal check may take several business days to clear. If your personal check does not clear before the Expiration Date, then you will not receive any shares of Common Stock, and the Company’s only obligation will be to return your subscription payment, without interest or deduction. Accordingly, if you wish to pay the Subscription Price by uncertified personal check, then you should make payment sufficiently in advance of the Expiration Date to ensure its receipt and clearance by that time.
If you are sending payment of Subscription Price by wire of immediately available funds:
Bank of America
ABA Number 026009593
DDA 4426332057
Account Name CINC AAF Rights Offering H
SWIFT BOFAUS3N

Reference Line HC2 Rights Offering and your 11 digit Computershare Account Number
If you do not include your 11 digit Computershare Account Number in the reference line of your wire, the Subscription Agent will not be able to match your wire to your Rights exercise and your Rights exercise would not be accepted into the offer.
In considering which method of delivery to use, holders of rights should take into consideration the amount of time remaining in the Rights Offering, as well as any guaranteed delivery procedures, to ensure that materials are delivered prior to the expiration of the Rights Offering.
If you are a beneficial owner of Common Stock that is registered in the name of a broker, dealer, bank or other nominee, you will need to coordinate payments through your broker, dealer, bank or other nominee.
3.Delivery of Subscription Materials. You should deliver your Rights Certificate to the Subscription Agent by one of the methods described below:
By First Class Mail:
Computershare Trust Company, N.A.
Attn: Corporate Actions Voluntary Offer
P.O. Box 43011
Providence, RI 02940-3011
By Express Mail, Courier or Other Expedited Service:
Computershare Trust Company, N.A.
Attn: Corporate Actions Voluntary Offer
150 Royall Street, Suite V
Canton, MA 02021
Your delivery to an address or by any method other than as set forth above will not constitute valid delivery.
4.Missing or Incomplete Subscription Forms or Payment. If you fail to complete and sign the Rights Certificate or otherwise fail to follow the subscription procedures that apply to the exercise of your Rights before the Rights Offering expires, the Subscription Agent will reject your subscription or accept it to the extent of the payment received. Neither the Company nor the Subscription Agent undertakes any responsibility or action to contact you concerning an incomplete or incorrect subscription form, nor is the Company or the Subscription Agent under any obligation to correct such forms. The Company has the sole discretion to determine whether a subscription exercise properly complies with the subscription procedures. If the aggregate Subscription Price paid by you is insufficient to purchase the number of shares of Common Stock subscribed for, or if no number of shares of Common Stock to be purchased is specified, then you will be deemed to have exercised your Rights under the Basic Subscription Privilege to purchase shares of Common Stock to the full extent of the payment tendered. Any excess subscription payments received by the Subscription Agent will be returned, in the manner in which made, without interest or penalty, as soon as practicable following the expiration of the Rights Offering.
5.Deliveries to Holders. The following deliveries and payments to you will be made:
(a)Rights. We will deliver to you the shares which you purchased with your Basic Subscription Privilege as soon as practicable after the rights offering has expired. All shares that are purchased in the Rights Offering will be issued in uncertificated book-entry form meaning that you will receive a direct registration account statement from our transfer agent reflecting ownership of these securities if you are a holder of record. If you hold your shares in the name of a bank, broker, dealer or other nominee, the Depository Trust Company will credit your nominee with the securities you purchased in the Rights Offering.
(b)Excess Payments. If you exercised your Oversubscription Privilege and are allocated less than all of the shares for which you wished to subscribe, your excess payment for shares that were not allocated to you will be returned, in the manner in which made, without interest or deduction as soon as practicable after the Expiration Date. We will deliver or cause the transfer agent to deliver shares that you purchased as soon as practicable after the Expiration Date and after all pro rata allocations and adjustments have been completed.
6.Transfer of Rights. Although the Rights are transferable, the Company does not intend to list the Rights on the New York Stock Exchange (the “NYSE”) or any other national securities exchange. Therefore, the Rights will effectively only be able to be transferred in private transactions. You may transfer or sell your Rights during the course of the subscription period (unless you exercise your Rights). The Rights are a new issue of securities, however, and do not have an established trading market. The Company cannot give you any assurance that a market for the Rights will develop or, if a market does develop, as to how long it will continue or at what prices the Rights will trade. Therefore, the Company cannot assure you that you will be able to sell any of your Rights or as to the value you may receive in a sale. The absence of a trading market or liquidity for the Rights may adversely affect their value.
7.Fees and Expenses. The Company will pay all customary fees and expenses of the Subscription Agent and the Information Agent related to their acting in such roles in connection with the Rights Offering. The Company has also agreed to indemnify the Subscription Agent and the Information Agent from certain liabilities that they may incur in connection with the Rights Offering.
Jefferies LLC (the “Dealer Manager”) is earning a dealer manager fee in connection with the Rights Offering in an amount of $1,000,000, payable at the completion of the Rights Offering. The Company has also agreed to reimburse the Dealer Manager for certain fees and expenses in connection with the Rights Offering. The Company has agreed to indemnify the Dealer Manager and its respective controlling persons against certain liabilities in connection with this rights offering, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Dealer Manager may be required to make in respect of those liabilities. The dealer manager agreement also provides that the Dealer Manager will not be subject to any liability to the Company in rendering the services contemplated by the dealer manager agreement except for any act of gross negligence or willful misconduct of the Dealer Manager.
8.Execution.
(a)Execution by Registered Holder. The signature on the Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Rights Certificate without any alteration, enlargement or change. Persons who sign the Rights Certificate in a representative or other fiduciary capacity on behalf of a registered holder must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.
(b)Execution by Person Other than Registered Holder. If the Rights Certificate is executed by a person other than the holder named on the face of the Rights Certificate, proper evidence of authority of the person executing the Rights Certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.
(c)Signature Guarantees. If you are neither a registered holder (or signing in a representative or other fiduciary capacity on behalf of a registered holder) nor an eligible institution, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, your signature must be guaranteed by such an eligible institution.
9.Method of Delivery. The method of delivery of and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder. If you send your Subscription Price payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested. You should allow a sufficient number of days to ensure delivery to the subscription agent prior to the time the rights offering expires.
10.Revocation. Once you have exercised your Rights, you may not revoke your exercise. All exercises of Rights are irrevocable, even if you subsequently learn information about the Company that you consider to be unfavorable. You should not exercise your Rights unless you are certain that you wish to purchase Common Stock in the Rights Offering. Rights not exercised before the Expiration Date of the Rights Offering will expire and will have no value.
11.Special Provisions Relating to the Delivery of Rights through the Depository Trust Company. If you will be a broker, a dealer, a trustee or a depositary for securities who holds the Company’s Common Stock for the account of others as a nominee holder and thus will hold Common Stock for the account of others as a nominee holder, you may, upon proper showing to the Subscription Agent, exercise your beneficial owners’ Basic and Oversubscription Privileges through The Depository Trust Company (“DTC”). Any rights exercised through DTC are referred to as “DTC Exercised Rights.” You may exercise your DTC Exercised Rights through DTC’s PSOP Function on the “agents subscription over PTS” procedures and instructing DTC to charge the applicable DTC account for the subscription payment and to deliver such amount to the Subscription Agent. DTC must receive the subscription instructions and payment for the new shares by the Expiration Date unless guaranteed delivery procedures are utilized, as described above.
12.Determinations Regarding the Exercise of Your Rights. The Company will decide, in its sole discretion, all questions concerning the timeliness, validity, form, and eligibility of the exercise of your Rights. Any such determinations by the Company will be final and binding. The Company, in its sole discretion, may waive, in any particular instance, any defect or irregularity or permit, in any particular instance, a defect or irregularity to be corrected within such time as the Company may determine. The Company will not be required to make uniform determinations in all cases. The Company may reject the exercise of any of your Rights because of any defect or irregularity. The Company will not accept any exercise of Rights until all irregularities have been waived by the Company or cured by you within such time as the Company decides, in its sole discretion.
Neither the Company, the Subscription Agent, nor the Information Agent will be under any duty to notify you of any defect or irregularity in connection with your submission of Rights Certificates, and the Company will not be liable for failure to notify you of any defect or irregularity. The Company reserves the right to reject your exercise of Rights if it determines that your exercise is not in accordance with the terms of the rights offering, as set forth in the Prospectus and these Instructions, or in proper form. The Company will also not accept the exercise of your Rights if the issuance of shares of Common Stock to you could be deemed unlawful under applicable law.
13.Questions and Request for Additional Materials. For questions regarding the Rights Offering, assistance regarding the method of exercising Rights or for additional copies of relevant documents, please contact the Information Agent for the Rights Offering, Okapi Partners LLC, at (855) 208-8902 or via email at info@okapipartners.com.